UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                  June 14, 2005
                                ----------------

                             Kronos International, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

      Delaware                       333-100047                  22-2949593
 -------------------              ------------------         -----------------
  (State or other                    (Commission               (IRS Employer
  jurisdiction of                    File Number)              Identification
  incorporation) No.)

  5430 LBJ Freeway, Suite 1700, Dallas, Texas                   75240-2697
----------------------------------------------                 ------------
  (Address of principal executive offices)                      (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700
                                 --------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]    Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[   ]    Soliciting material pursuant to   Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[   ]    Pre-commencement  communications  pursuant  to  Rule  14d-2(b) under the  Exchange  Act  (17  CFR 240.14d-2(b))

[   ]    Pre-commencement communications  pursuant  to  Rule  13e-4(c)  under the  Exchange  Act  (17  CFR 240.13e-4(c))


Item 1.01   Entry into a Material Definitive Agreement

     On June 14, 2005, certain indirect operating subsidiaries of the Company, Kronos Titan GmbH, Kronos Europe S.A./N.V., Kronos Titan AS, Kronos Norge AS, Titania AS and Kronos Denmark ApS (collectively, the "Borrowers") entered into the Second Amendment Agreement Relating to a Facility Agreement dated June 25, 2002 (the "Amendment") with Deutsche Bank AG as mandated lead arranger, Deutsche Bank Luxembourg S.A. as agent and the lenders participating in the amended revolving credit facility (collectively, the "Lenders"). The Amendment extends the term and amends certain other terms and conditions of the original euro 80 million secured revolving credit facility between the Borrowers and the lenders participating in such original credit facility (the "Amended Revolving Credit Facility"). The Amended Revolving Credit Facility matures in June 2008. Borrowings under the Amended Revolving Credit Facility bear interest at the applicable interbank market rate plus 1.125%. The Amended Revolving Credit Facility is collateralized by the accounts receivable and the inventories of the Borrowers and a limited pledge of all of the other assets of Kronos Europe S.A./N.V. The Amended Revolving Credit Facility contains representations, warranties and covenants customary in lending transactions of this type, including certain restrictive covenants that, among other things, restrict the ability of the Borrowers to incur debt, incur liens, pay dividends or merge or consolidate with, or sell or transfer all or substantially all of their assets to, another entity. There is no material relationship between the Company or the Borrowers and the Lenders other than the Amended Revolving Credit Facility described herein. The Amendment, including the Amended Revolving Credit Facility attached thereto as Schedule 2, is attached hereto as Exhibit 10.1 and is incorporated herein by this reference, and the foregoing summary is qualified in its entirety by reference to such Amendment.


Item 9.01   Financial Statements and Exhibits.

     (c) Exhibits.

         Item No.       Exhibit Index
         ----------     --------------------------------------------------------
           10.1         Second   Amendment  Agreement  Relating  to  a  Facility
                        Agreement  dated June 25,  2002  executed as of June 14,
                        2005 by and among  Deutsche  Bank AG, as  mandated  lead
                        arranger,  Deutsche Bank Luxembourg  S.A. as agent,  the
                        participating lenders,  Kronos Titan GmbH, Kronos Europe
                        S.A./N.V,  Kronos Titan AS, Kronos Norge AS,  Titania AS
                        and Kronos  Denmark ApS.  Certain  schedules,  exhibits,
                        annexes and similar  attachments  to this  Exhibit  10.1
                        have not been filed; upon request, the Reporting Persons will furnish supplementally to the Commission a copy of any omitted exhibit, annex or attachment.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           KRONOS INTERNATIONAL, INC.
                          (Registrant)




                           By: /s/ Gregory M. Swalwell
                               -----------------------
                               Gregory M. Swalwell
                               Vice President, Finance and
                               Chief Financial Officer


Date:  June 20, 2005



                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       --------------------------------------------------

        Item No.        Exhibit Index
       ----------       ----------------------------------------
          10.1          Second   Amendment  Agreement Relating  to  a  Facility
                        Agreement  dated June 25,  2002  executed as of June 14,
                        2005 by and among  Deutsche  Bank AG, as  mandated  lead
                        arranger,  Deutsche Bank Luxembourg  S.A. as agent,  the
                        participating lenders,  Kronos Titan GmbH, Kronos Europe
                        S.A./N.V,  Kronos Titan AS, Kronos Norge AS,  Titania AS
                        and Kronos  Denmark ApS.  Certain  schedules,  exhibits,
                        annexes and similar  attachments  to this  Exhibit  10.1
                        have not been filed; upon request, the Reporting Persons will furnish supplementally to the Commission a copy of any omitted exhibit, annex or attachment.